IES Holdings, Inc. Investor Presentation January 8, 2019 Exhibit 99.1

Disclosures Forward-Looking Statements Certain statements in this document may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," anticipate," "believe," "seek," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the ability of our controlling shareholder to take action not aligned with other shareholders; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership or a further change in the federal tax rate; the potential recognition of valuation allowances or further write-downs on net deferred tax assets; the inability to carry out plans and strategies as expected, including underperformance of our acquisitions or our inability to identify and complete acquisitions that meet our investment criteria in furtherance of our corporate strategy; competition in the industries in which we operate, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; fluctuations in operating activity due to downturns in levels of construction, seasonality and differing regional economic conditions; and our ability to successfully manage projects, as well as other risk factors discussed in this document, in the Company's annual report on Form 10-K for the year ended September 30, 2018 and in the Company’s other reports on file with the SEC. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this document. Forward-looking statements are provided in this document pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein. Non-GAAP Financial Measures and Other Adjustments This document includes adjusted net income attributable to IES and, in the non-GAAP reconciliation table included herein, adjusted net income before taxes, both of which are financial measures not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Management believes that these measures provide useful information to our investors by distinguishing certain nonrecurring events such as litigation settlements or noncash events such as our valuation allowances release and write-down of our net deferred tax assets and that these measures, when reconciled to net income attributable to IES, which is the most directly comparable GAAP measure, help our investors to better identify underlying trends in the operations of our business and facilitate easier comparisons of our financial performance with prior and future periods and to our peers. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to GAAP results has been provided in the financial tables included in this document. For further details on the Company’s financial results, please refer to the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2018, filed with the Securities and Exchange Commission (“SEC”) on December 7, 2018, and any amendments thereto. General information about IES Holdings, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

IES Holdings, Inc. (NASDAQ: IESC) Revenue: $877 million Operating Income: $26 million Cash: $26 million NOLs**: $355 million Headquarters: Houston, TX * Liquidity is defined as cash and cash equivalents plus availability under revolving credit facility ** The Company estimates that it has available Net Operating Loss Carryforwards (NOLs) for U.S. federal income tax purposes of approximately $355 million at September 30, 2018, including approximately $133 million resulting from the additional amortization of personal goodwill Note: All information is provided as of September 30, 2018, unless otherwise noted $70m+ Liquidity* 4,500+ Employees 79 Locations 4 Segments

We Provide Power and Connectivity to Diverse End Markets Segments: Infrastructure Solutions Commercial & Industrial Capabilities: Electrical & Mechanical Apparatus Services Custom Power Solutions Electrical Contracting Segments: Communications Infrastructure Solutions Segment: Residential Capabilities: Single & Multi-Family Electrical Contracting Cable Services Segment: Commercial & Industrial Capabilities: Electrical & Mechanical (HVAC) Construction and Services Capabilities: Structured Cabling Audio-Visual Backup Power Generator Enclosures

16% Data Center 7% Nonresidential Construction 5% Housing 3% Heavy Industrial Outpacing Industry Growth and Increasing Market Share Selected Industry Growth Drivers in FY18… ….Resulting in Backlog Increase Sources: Cisco Global Cloud Index: Global Hyperscale Data Centers; U.S. Census; Federal Reserve Economic Data; ConstructConnect, Inc.; Company Estimates ($ in millions)

Opportunity to Further Improve Operating Margins Expected Future Improvement Driven By: Leveraging of fixed public company expenses Improved operating efficiency Accretive investments Consolidated Operating Margins

Business segments

Our Business Segments Electrical & Mechanical Contracting and Services Technology & Data Center Infrastructure Services Electrical & Mechanical Apparatus Services and Custom Power Solutions Electrical Installation for Residential Construction Commercial & Industrial Communications Infrastructure Solutions Residential FY18: Revenue: $274M Operating Margins: 1.0% Adjusted Operating Margins*: 2.7% FY18: Revenue: $220M Operating Margins: 6.5% FY18: Revenue: $97M Operating Margins: 3.3% FY18: Revenue: $286M Operating Margins: 5.9% *Adjusted Operating Margins is a non-GAAP financial measure; see non-GAAP reconciliation provided in the Appendix

Best-in-class customer base, including many Fortune 100 companies Reputation and quality National scale supported by branch model Financial resources to keep pace with rapidly growing and evolving markets Communications Segment Nationwide Provider of Technology Infrastructure Services, including Structured Cabling and Audio/Visual Services END MARKETS REVENUE & BACKLOG ($ in millions)

Data Center Demand Remains Robust HYPER-SCALE DATA CENTER EXPECTED GROWTH (NORTH AMERICA) Source: Cisco Global Cloud Index

Located in many of the largest population markets Strong customer relationships and track record of execution Variable cost structure allows flexibility in changing market conditions Ability to expand organically with minimal capital investment Residential Segment Electrical Installation for Residential Construction, including Single Family, Multi-Family and Cable END MARKETS REVENUE & BACKLOG ($ in millions)

Residential Supported By Long-Term Housing Fundamentals 1990 – 2007 Average = 1.5M Annually Estimated Annual Housing Demand Source: U.S. Census, National Association of Home Builders (NAHB); Company Estimates NEW HOUSING STARTS

Strategic service center locations with a consistent track record of execution Custom fabrication engineering and manufacturing capabilities to meet our customers’ high standards Financial resources necessary to support backlog expansion Added backlog with custom power solutions acquisitions Infrastructure Solutions Segment Provider of Electrical and Mechanical Apparatus Services and Custom Power Solutions, including Generator Enclosures & Bus Duct END MARKETS REVENUE & BACKLOG ($ in millions)

Infrastructure Solutions Driven by Industrial Production & Heavy Industrial Spending INDUSTRIAL PRODUCTION POWER AND MANUFACTURING CONSTRUCTION SPENDING Source: Federal Reserve Economic Data, U.S. Census; Company Estimates

Regional market leadership National safety and quality programs Structure and scale compared to local/regional competition Strong financial resources, including bonding capacity Commercial & Industrial Segment Provider of Electrical and Mechanical (HVAC) Design, Construction and Maintenance Services END MARKETS REVENUE & BACKLOG ($ in millions)

Expect Moderate Commercial Construction Growth NONRESIDENTIAL CONSTRUCTION (Value in millions) Source: ConstructConnect, Inc.; Federal Reserve Economic Data, U.S. Census

Initiatives to Improve Commercial & Industrial Operating Margins Expected Future Improvement Driven By: Added regional operations leaders to provide additional supervision and support Improved use of technology and data analytics Additional training and supervision in the field Backlog increase results in improved overhead absorption COMMERCIAL & INDUSTRIAL FY2018 OPERATING MARGIN Excludes impact of Denver and Roanoke branches and litigation settlement charge; Adjusted Operating Margin is a non-GAAP financial measure; see non-GAAP reconciliation provided in the Appendix (1)

Capital allocation

Capital Allocation Strategy Maintain a Conservative Balance Sheet Redeploy Free Cash Flow Generated By Our Diverse Businesses Into Both Existing Operations And Accretive Investments Reinvestment Acquisitions Debt Share Repurchase Disciplined Acquisition Strategy Support Our Growing Operations with Working Capital & Capex Return Capital to Shareholders

Our Disciplined Deployment of Capital * Cash Earnings = Cash from Operations before Changes in Net Working Capital ** Calculated as NOLs utilized multiplied by the statutory federal tax rate during the year of utilization FY2015 – 2018 Sources & Investments of Cash

Benefit of $355M of NOLs as of September 30, 2018 NOL Expiration Schedule** * Assumes tax rate of 21% and includes approximately $28M million associated with amortization of personal goodwill ** Assumes no change, limitation or usage of existing NOLs prior to expiration dates Estimated net operating loss carry forwards (“NOLs”) of approximately $355 million as of September 30, 2018, including $133 million associated with amortization of personal goodwill Rights Agreement implemented to deter new 5% shareholders in order to prevent certain limitations on NOLs NOL Utilization Expected to Result in Cash Savings of ~$75 Million* Without Concern of Expiration ($ in millions and reported for fiscal year)

Key takeaways

Key IES Takeaways Structure and scale compared to local/regional competition Superior Businesses Unique combination of residential, data center, industrial and commercial tailwinds Attractive & Diverse End Markets Since 2015 we have deployed over $90 million to complete and integrate 10 acquisitions Redeploy future cash flow into accretive acquisitions Track Record of Accretive Acquisitions Improve consolidated margins Minimally capital intensive operations Cash savings from substantial NOLs without concern of expiration Strong Cash Flow Dynamics We secure work with our strong balance sheet as our competition is often capital constrained Maintain conservative leverage with a focus on returning capital to shareholders Strong Balance Sheet & Resources performance

Revenue Growth REVENUE ($ in millions and reported for fiscal year)

Improved Profitability OPERATING INCOME ($ in millions and reported for fiscal year) Includes Impact from Wind-Downs* ($2) ($8) ($3) * Results from the Denver and Roanoke branches of our Commercial & Industrial segment. In July, 2017, we implemented a plan to wind-down operations at these branches

Earnings Growth EARNINGS PER SHARE (As Reported)* ADJUSTED EARNINGS PER SHARE* (per share and reported for fiscal year) (per share and reported for fiscal year) * Represents diluted earnings per share from continuing operations Note: Adjusted Earnings Per Share is a non-GAAP financial measure; see non-GAAP reconciliation provided in the Appendix appendix

Consolidated Income Statement

Select Consolidated Balance Sheet Data

Non-GAAP Reconciliation of Adjusted Net Income Attributable To IES Holdings, Inc.

Non-GAAP Reconciliation of Commercial & Industrial Adjusted Income from Operations COMMERCIAL & INDUSTRIAL SEGMENT

Overview of Recent Acquisitions Company Closed Date Business Description Acquisition Fit IES Segment Electrical Contractors North, Inc. July 2018 Residential electrical contracting (Salt Lake City, UT) Strong manager New geography Residential Azimuth Communications April 2018 Structured cabling (Portland, OR) New geography Cultural fit Added quality talent Communications NEXT Electric July 2017 Electrical contractor (Milwaukee, WI) Strong management team New geography Commercial & Industrial Technical Services June 2017 Mechanical (HVAC) services (Chesapeake, VA) Add-on to STR Mechanical Expands mechanical services offering and geographic reach Commercial & Industrial (STR Mechanical) Freeman Enclosure Systems March 2017 Fabrication of custom generator enclosures (Cincinnati, OH) Strong engineering and manufacturing capabilities Adds to suite of custom-engineered products Infrastructure Solutions

Overview of Recent Acquisitions (continued) Company Closed Date Business Description Acquisition Fit IES Segment Technibus, Inc. June 2016 Manufactures Isolated Phase, Non-Segregated, and Segregated Bus Duct (Canton, OH) Expand Infrastructure Solutions business into power industry and field services Highly engineered, custom products Infrastructure Solutions STR Mechanical April 2016 Mechanical (HVAC) services (Charlotte, NC) Service focus Industry veteran Commercial & Industrial Shanahan Mechanical & Electric November 2015 Mechanical (HVAC) and electrical contractor (Lincoln, NE) Mechanical contracting expertise Foothold in Lincoln, NE Stable customer base Commercial & Industrial Calumet Armature October 2015 Manufacturer of transit armatures; Motor repair services (Riverdale, IL) Loyal customer base Transit industry expertise Infrastructure Solutions Southern Rewinding May 2015 Motor repair and services (Columbus, GA) Diverse customer base Strategically located Infrastructure Solutions